UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
______________________________
FORM 8-K
______________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 28, 2025
______________________________
GITLAB INC.
(Exact name of Registrant as Specified in Its Charter)
____________________________________

Delaware	001-40895	47-1861035
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
Address Not Applicable[1]		Zip Code Not Applicable[1]
(Address of Principal Executive Offices)		(Zip Code)
 Registrant’s Telephone Number, Including Area Code: Not Applicable
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0000025 per share	GTLB	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company
☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐
__________________________
1 We are a remote-only company. Accordingly, we do not maintain a headquarters. For purposes of compliance with applicable requirements of the Securities Act and Securities Exchange Act of 1934, as amended, any stockholder communication required to be sent to our principal executive offices may be directed to the agent for service of process at Corporation Service Company, 251 Little Falls Drive, Wilmington, Delaware 19808, or to the email address: reach.gitlab@gitlab.com.

Item 2.02 Results of Operations and Financial Condition.
On March 3, 2025, GitLab Inc. (the “Company”) issued a press release announcing its financial results for the full fiscal year 2025 and the quarter ended January 31, 2025. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is furnished herewith as Exhibit 99.1. The Company also announced that it would hold a conference call to discuss its financial results for the full fiscal year 2025 and the fourth quarter ended January 31, 2025.
The Company makes reference to non-GAAP financial information in the Company’s press release and the webcast call. A reconciliation of these non-GAAP financial measures to the comparable GAAP financial measures is contained in the attached press release.
The information contained herein, including the accompanying Exhibit 99.1 hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing made by the Company under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filings, unless expressly incorporated by specific reference in such filing.
Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officer; Compensatory Arrangements of Certain Officers.
On February 28, 2025, the board of directors (the “Board”) of the Company appointed David Henshall as a Class I director and as a member of the Audit Committee, effective March 3, 2025. Mr. Henshall replaces Godfrey Sullivan on the Audit Committee. Mr. Sullivan will continue as a member of the Board.
Mr. Henshall served as President and Chief Executive Officer and as a member of the board of directors of Citrix Systems, Inc., or Citrix, from 2017 to 2021. Prior to this role, he served in various other roles at Citrix, including Chief Financial Officer and Chief Operating Officer, among others, beginning in 2003. Before joining Citrix, he served as Chief Financial Officer of Rational Software Corporation, a software company acquired by IBM Corporation and held various finance positions at Cypress Semiconductor and Samsung. Mr. Henshall currently serves on the board of directors at HashiCorp, an infrastructure lifecycle management and security lifecycle management company, Blackline Systems, Inc., a cloud-based services company for financial close process management, Aspen Technology, Inc. is an industrial software asset design operation and maintenance lifecycle company, and Feedzai an AI-native fraud prevention solutions company. Mr. Henshall holds a B.S. in Business Administration from the University of Arizona and a Masters in Business Administration from Santa Clara University.
In connection with Mr. Henshall’s appointment as a non-employee director of the Board, he will receive a pro rata portion of the $35,000 annual retainer for service as a director for the remaining portion of the year, and a pro rata portion of the $10,000 annual retainer for service as a member of the Audit Committee for the remaining portion of the year, each in accordance with the Company’s existing compensation policy for non-employee directors. In addition, the Board granted to Mr. Henshall, effective March 3, 2025, (i) restricted stock units (“RSUs”) with an aggregate value of $250,000, which will vest as to one-third of the RSUs on each of the first three anniversaries following the grant date, and (ii) RSUs (the “Prorated Annual Grants”) with an aggregate value of approximately $55,000, which will vest on the earlier of (x) the Company’s 2025 Annual Meeting and (y) June 11, 2025 (which is the one-year anniversary of the Company’s 2024 Annual Meeting), in each case, subject to his continued service to the Company.
The Company has entered into its standard form of indemnification agreement with Mr. Henshall. The form of the indemnification agreement was previously filed by the Company as Exhibit 10.1 to the Company’s Registration Statement on Form S-1 filed with the Securities and Exchange Commission on September 17, 2021 and incorporated by reference herein.
There are no arrangements or understandings between Mr. Henshall and any other persons pursuant to which Mr. Henshall was selected as a member of the Board. There are also no family relationships between Mr. Henshall and any director or executive officer of the Company, nor does Mr. Henshall have a direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.
Item 7.01 Regulation FD Disclosure.
On March 3, 2025, the Company posted supplemental investor materials on the Investors Relations section of its website, available at ir.gitlab.com. The Company announces material information to the public through filings with the Securities and Exchange Commission, the investor relations page on the Company’s website, press releases, public conference calls, webcasts, the Company’s X (Twitter) account (@gitlab), the Company’s Facebook page, the Company’s LinkedIn page, the Company’s news site, available at https://about.gitlab.com/press/, and blog posts on the Company’s corporate blog at https://about.gitlab.com/blog/ in order to achieve broad, non-exclusionary distribution of information to the public and for complying with its disclosure obligations under Regulation FD.
The information disclosed by the foregoing channels could be deemed to be material information. As such, the Company encourages investors, the media and others to follow the channels listed above and to review the information disclosed through such channels.
Any updates to the list of disclosure channels through which the Company announces information will be posted on the investor relations page on the Company’s website.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
99.1	Press Release dated March 3, 2025.
104	Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GitLab Inc.

Dated: March 3, 2025	By:	/s/ Brian Robins
Brian Robins
Chief Financial Officer